Exhibit 15

Acknowledgement of Independent Registered Public Accounting Firm

August 8, 2017

The Board of Directors
First Midwest Bancorp, Inc.

We are aware of the incorporation by reference in the following Registration Statements of First Midwest Bancorp, Inc. (the “Company”) of our report dated August 8, 2017, relating to the unaudited consolidated interim financial statements of the Company that are included in its Form 10-Q for the quarter ended June 30, 2017.

•	Registration Statement (Form S-3 No. 33-20439) pertaining to the First Midwest Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan;

•	Registration Statement (Form S-3 No. 333-213587) pertaining to the registration of First Midwest Bancorp, Inc.’s securities on a universal shelf registration statement;

•	Registration Statement (Form S-4 No. 333-208781) pertaining to the registration of equity securities in connection with the acquisition of NI Bancshares Corporation;

•	Registration Statement (Form S-4 No. 333-213532) pertaining to the registration of equity securities in connection with the acquisition of Standard Bancshares, Inc.;

•	Registration Statement (Form S-8 No. 33-25136) pertaining to the First Midwest Bancorp, Inc. Savings and Profit Sharing Plan;

•	Registration Statement (Form S-8 No. 33-42980) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan;

•	Registration Statement (Form S-8 No. 333-42273) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan;

•	Registration Statement (Form S-8 No. 333-61090) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan;

•	Registration Statement (Form S-8 No. 333-159389) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan;

•	Registration Statement (Form S-8 No. 333-168973) pertaining to the First Midwest Bancorp, Inc. Amended and Restated Omnibus Stock and Incentive Plan;

•	Registration Statement (Form S-8 No. 333-63097) pertaining to the First Midwest Bancorp, Inc. Nonqualified Retirement Plan;

•	Registration Statement (Form S-8 No. 333-63095) pertaining to the First Midwest Bancorp, Inc. Non-employee Directors’ Stock Option Plan;

•	Registration Statement (Form S-8 No. 333-50140) pertaining to the First Midwest Bancorp, Inc. Non-employee Directors’ 1997 Stock Option Plan; and

•	Registration Statement (Form S-8 No. 333-151072) pertaining to the First Midwest Bancorp, Inc. Amended and Restated Non-employee Directors Stock Plan

/s/ ERNST & YOUNG, LLP
Chicago, Illinois